Exhibit 99.31

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-J

KEY PERFORMANCE FACTORS
November 30, 2000



Expected B Maturity 9/15/03


Blended Coupon 5.4312%


Excess Protection Level
3 Month Average   7.61%
November, 2000   7.85%
October, 2000   7.65%
September, 2000   7.34%


Cash Yield19.74%


Investor Charge Offs 4.46%


Base Rate 7.43%


Over 30 Day Delinquency 5.24%


Seller's Interest11.84%


Total Payment Rate13.77%


Total Principal Balance$56,372,819,075.31


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$6,672,128,513.82